Joint Filer Information

Names:                                 Deerfield Capital L.P.,
                                       Deerfield Special Situations Fund, L.P.,
                                       Deerfield Management Company, L.P.,
                                       Deerfield Special Situations Fund
                                       International Limited

Address:                               Deerfield Capital, L.P.,
                                       Deerfield Special Situations Fund, L.P.,
                                       Deerfield Management Company, L.P:
                                       780 Third Avenue, 37th Floor
                                       New York, NY  10017

                                       Deerfield Special Situations Fund
                                       International Limited:
                                       c/o Bisys Management
                                       Bison Court, Columbus Centre,
                                       P.O. Box 3460
                                       Road Town, Tortola
                                       British Virgin Islands

Designated Filer:                      James E. Flynn

Issuer and Ticker Symbol:              Nitromed, Inc. (NTMD)

Date of Earliest Transaction Reported: July 8, 2008

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Nitromed, Inc.

Signatures:


DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
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    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
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    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
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    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
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    Darren Levine, Authorized Signatory